SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 2, 2018 (February 27, 2018)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory arrangements of Certain Officers.

Long-Term Incentive Awards

On February 27, 2018, the Dynegy Inc. (“Dynegy”) Compensation and Human Resources Committee of Dynegy’s Board of Directors (the “Committee”) granted incentive awards for Dynegy’s executive officers and other key personnel comprised of 100% restricted stock units. These awards were made subject to the attached form award agreements, which are attached hereto as Exhibits and incorporated herein by reference.

The restricted stock units are consistent with previously disclosed grant agreements as approved by the Committee. The foregoing descriptions of the form award agreements may not contain all of the information that is important to you and are qualified in their entirety by reference to the full text of such agreements filed herewith and incorporated herein.

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

A special meeting of stockholders (the “Special Meeting”) of Dynegy Inc. (“Dynegy”) was held on March 2, 2018. There were 144,384,491 shares of Dynegy’s common stock entitled to vote at the Special Meeting, and 111,283,100 shares present in person or represented by proxy at the Special Meeting. Three items of business were voted on by stockholders at the Special Meeting: (i) a proposal to adopt the Agreement and Plan of Merger, dated as of October 29, 2017, by and between Vistra Energy Corp. (“Vistra Energy”) and Dynegy, pursuant to which Dynegy will merge with and into Vistra Energy (the “Merger Proposal”); (ii) a proposal to approve, in an advisory capacity, compensation payable to executive officers of Dynegy in connection with the Merger (the “Dynegy Compensation Proposal”); and (iii) a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Merger Proposal (the “Dynegy Adjournment Proposal”). The Merger Proposal, the Dynegy Compensation Proposal and the Dynegy Adjournment Proposal are described in detail in Dynegy’s Joint Proxy Statement and Prospectus filed with the Securities and Exchange Commission on January 25, 2018.

As the Merger Proposal received the requisite vote required (majority of outstanding) for approval, the Dynegy Adjournment Proposal became moot and was not acted upon by the Board of Directors at the Special Meeting. The voting results are as follows:

Proposal 1—Merger Proposal

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
111,032,245	63,707	187,148	0

Proposal 2 — Dynegy Compensation Proposal

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
97,918,162	12,520,690	844,248	0

Proposal 3 — Dynegy Adjournment Proposal

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
107,715,243	3,374,328	193,529	0

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

10.1	Form of Stock Unit Award Agreement (Executive Management)
10.2	Form of Stock Unit Award Agreement (CEO)

EXHIBIT INDEX

Exhibit No.	Document

10.1	Form of Stock Unit Award Agreement (Executive Management)
10.2	Form of Stock Unit Award Agreement (CEO)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: March 2, 2018	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President and General Counsel